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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 27, 2006



                              Fortune Brands, Inc.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                          1-9076                13-3295276
(State or Other Jurisdiction            (Commission           (IRS Employer
      of Incorporation)                  File Number)        Identification No.)


                               520 Lake Cook Road
                               Deerfield, IL 60015
               (Address of Principal Executive Offices) (Zip Code)

                                  847-484-4400
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.      Results of Operations and Financial Condition.

                Pursuant to Form 8-K "Item 2.02 Results of Operations and Financial Condition" and "Item 7.01 Regulation FD Disclosure," the Registrant is furnishing its press release dated July 27, 2006, which reports Registrant's second quarter 2006 results, as well as certain guidance for 2006. The press release is included herewith as Exhibit 99.1 and is incorporated by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 7.01.      Regulation FD Disclosure.

                See "Item 2.02. Results of Operations and Financial Condition" above.

Item 9.01.      Financial Statements and Exhibits.

        (d)
       99.1 Press Release of Fortune Brands, Inc. dated on July 27, 2006, is being furnished pursuant to Items 2.02 and 7.01.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FORTUNE BRANDS, INC.
                                        (Registrant)



                                        By:/s/ Craig P. Omtvedt
                                           -------------------------------------
                                           Name:     Craig P. Omtvedt
                                           Title:    Senior Vice President and
                                                     Chief Financial Officer


Date:  July 27, 2006

                                  Exhibit Index


Exhibit Number                  Description
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99.1 Press Release of Fortune Brands, Inc. dated on July 27, 2006, is being furnished pursuant to Items 2.02 and 7.01.